February 14, 2006

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated November 4, 2005

HOW TO INVEST - Classes of Shares

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges, including fees pursuant to the Funds’ 12b-1 Plan. However, a 2% redemption fee may be imposed on Institutional Shares held less than 61 days.

Minimum Initial Investment	Eligible Classes of Investors
$1,000,000 or more

(i)       benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii)     banks and insurance companies purchasing shares for their own account;

(iii)    an insurance company separate account; or

(iv)    a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate

If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1)A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;

(2)An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(3)A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None

Investments made for an individual account or a group of accounts:

(i)      through an eligible mutual fund wrap program. To be eligible a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor; or

(ii)     by registered investment advisers who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.

You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

None

(i)      any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or

(ii)     officers, partners, trustees or directors and employees of the Funds, the Funds’ affiliated corporations, or of the Funds’ Advisors and their affiliated corporations (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager (“Transfer Agent”) with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

The Manager, at its sole discretion, may accept investments of $1,000,000 or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

1009-00-0206

©2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds, Member NASD/SIPC